UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2017

SPENDSMART NETWORKS, INC.

DELAWARE	000-27145	33-0756798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Aerovista Place, Suite 205
San Luis Obispo, CA 93401
(Address of principal executive offices)

(866) 497-6081
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.
Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

A special meeting (“Special Meeting”) of the stockholders of SpendSmart Networks, Inc., a Delaware corporation (the “Company”), was held on December 22, 2017. The Company filed its definitive proxy statement in connection with the Special Meeting with the Securities and Exchange Commission on December 6, 2017 (which can be viewed at: www.sec.gov). The Company’s stockholders considered a proposal to sell all of the Company’s operating assets at the Special Meeting.

Voting Results

Approval of the sale of all of the Company’s operating assets was approved with 36,440,943 “FOR” votes, 92,820 “AGAINST” votes and 15,378 “ABSTAIN” votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPENDSMART NETWORKS, INC.

Date: December 27, 2017	By:	/s/ Luke Wallace
Chief Executive Officer